SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and

(Exact name of Registrant as Specified in Charter)

AMERICAN PENSION INVESTORS TRUST

2303 YORKTOWN AVENUE

LYNCHBURG, VA 24501

434-846-1361

(Name and Address of Agent for Service)

DAVID D. BASTEN

2303 YORKTOWN AVENUE

LYNCHBURG, VA 24501

Please send copy of communications to:

DAVID D JONES, ESQUIRE

DRAKE COMPLIANCE, LLC

422 FLEMING STREET, SUITE 7

KEY WEST, FL 33040

DAVID C. MAHAFFEY, ESQUIRE

SULLIVAN & WORCESTER LLP

1666 K STREET, NW

WASHINGTON, DC 20006

Title of Securities Being Registered: Shares of a series of the Registrant.

Filing Fee: No filing fee is required because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has registered a indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

Effective Date: Pursuant to Rule 488 of the Securities Act of 1933, as amended, it is proposed that this filing will become effective on March 3, 2018 in accordance with Rule 488 of the Securities Act of 1933 or on such date as the Commission may determine.

The Poplar Forest Outliers Fund

a separate series of

Advisors Series Trust

615 E. Michigan Street

Milwaukee, WI 53202

Dear Fellow Shareholder:

We are writing to let you know about important developments involving the Poplar Forest Outliers Fund (the “Outliers Fund”). Poplar Forest Capital, LLC (“Poplar”), the Fund’s investment advisor, after careful consideration, has proposed a tax-free reorganization (the “Reorganization”) of the Outliers Fund into another open-end mutual fund, the Yorktown Mid Cap Fund (the “Mid Cap Fund”) for which it serves as sub-adviser. The Outliers Fund is a separate series of the Advisors Series Trust, a Delaware statutory trust. The Mid Cap Fund is a separate series of American Pension Investors Trust, a Massachusetts business trust. At a meeting of the Board of Trustees of Advisors Series Trust, held on January 26, 2018, the Board reviewed Poplar’s proposal, and after full and careful consideration, voted to approve the Reorganization of the Outliers Fund into the Mid Cap Fund and to recommend shareholder approval of the Reorganization. Outliers Fund shareholders will not incur any costs or expenses as a result of the reorganization , all of which will be borne by Yorktown Management & Research Company, Inc. (“Yorktown”), adviser to the Mid Cap Fund, and/or Poplar. As a shareholder of the Outliers Fund, you are being asked to vote on the proposed Reorganization.

As described more fully in the attached Proxy Statement/Prospectus, Poplar has concluded that because of the Outliers Fund’s small size, relatively poor performance, and likely inability to attract significant assets in the foreseeable future, the Fund has limited prospects for future growth and is no longer economically viable to Poplar over the long term. Poplar believes that combining the Outliers Fund with another similarly managed fund would improve its viability and chances for success in the future.

If approved by shareholders, on the date of the Reorganization, your shares will automatically be converted into shares of the Mid Cap Fund, which has similar investment objectives, investment strategies and risks as the Outliers Fund. The portfolios of the Funds are similar and the process used by Poplar to select investments in the two funds is also substantially similar. Please review the enclosed proxy statement carefully before voting.

Poplar serves as investment adviser to the Outliers Fund and as investment manager (or sub-adviser) to the Mid Cap Fund. Accordingly, the same persons who are responsible for day to day portfolio management of the Outliers Fund are responsible for the day-to-day management of the Mid Cap Fund. However, the portfolio management structure of the two funds is different as Yorktown serves as the investment adviser to the Mid Cap Fund and therefore has management oversight responsibility for the Fund and for Poplar as investment manager. In addition, the Mid Cap Fund is overseen by a different board of trustees and has different third-party service providers.

We believe the Reorganization will improve the viability of the Fund and may present the opportunity for future improved operating efficiencies if the Mid Cap Fund were to experience meaningful future growth. As reflected in the attached Proxy Statement/Prospectus, under current projections, after the Reorganization, the projected expense ratio of the Mid Cap Fund is expected to be the same as the expense ratio of the Outliers Fund.

On March __, 2018 at 10:00 a.m., at the offices of US Bancorp LLC, 615 E. Michigan Street, Milwaukee, WI 53202, the Outliers Fund’s administrator, a Special Meeting of Shareholders of the Outliers Fund will be held. The purpose of the meeting is to consider and approve an Agreement and Plan of Reorganization providing for the Reorganization of the Outliers Fund into the Mid Cap Fund. If the Reorganization is approved by shareholders, you will become a shareholder of the Mid Cap Fund.

Formal notice of this Meeting appears in the enclosed Proxy Statement/Prospectus as well as a description of the proposed Reorganization. The form of Agreement and Plan of Reorganization is attached as Appendix A to the Proxy Statement/Prospectus. The Board of Trustees of Advisers Series Trust believes that this transaction is in the best interests of shareholders of the Outliers Fund and has unanimously recommended that shareholders vote “FOR” the proposal.

In connection with the Reorganization you should note the following:

•	The Reorganization is intended to qualify as a tax-free transaction. As a condition to the closing of the Reorganization, both funds will receive an opinion of legal counsel as to the tax-free nature of the Reorganization for U.S. federal income tax purposes.
•	The value of the shares in the Mid Cap Fund you receive in the Reorganization will equal the value of the shares you exchange from the Outliers Fund.
•	The Reorganization may in the future provide shareholders the opportunity to benefit from economies of scale.

The Board of Trustees of Advisers Series Trust has fixed the close of business on January 29, 2018 as the record date for the Meeting. Shareholders of record on that date are entitled to notice of, and to vote at the Meeting. Your vote is important no matter how many shares you own. In addition to voting by mail, you may vote by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand	1) Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand
Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2) Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

If you have any questions after considering the enclosed materials, please call [1-800-544-6060]. Please take this opportunity to vote. Thank you for your participation and for your continued support.

Respectfully,

President, Poplar Forest Outliers Fund

February 2, 2018

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

RELATING TO THE

Acquisition of the Assets and Liabilities of

Poplar Forest Outliers Fund

A Separate Series of Advisors Series Trust

By and in Exchange for Shares of

Yorktown Mid Cap Fund

A Separate Series of American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(1-800-544-6060)

TO BE HELD ON March     , 2018

To Shareholders of the Poplar Forest Outliers Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Poplar Forest Outliers Fund (the “Outliers Fund” or the “Acquired Fund”), a series of Advisors Series Trust (“AST”), will be held at 10:00 a.m. Central Time on March __, 2018, at the offices of US Bancorp Fund Services, LLC, located at 615 E. Michigan Street, Milwaukee, WI 53202, to consider and vote on the following:

1. Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of the Outliers Fund to the Yorktown Mid Cap Fund (the “Mid Cap Fund” or the “Acquiring Fund”), a series of American Pension Investors Trust (“API Trust”) in exchange for shares of the Mid Cap Fund and the assumption by the Mid Cap Fund of all of the liabilities of the Outliers Fund (the “Reorganization”), and the distribution of such shares to shareholders in complete liquidation of the Outliers Fund, all as described in the attached Proxy Statement/Prospectus.

2. To transact any other business that may properly come before the Meeting or any postponement or adjournment thereof.

The proposed Reorganization is described in the attached Proxy Statement/Prospectus. The form of Agreement and Plan of Reorganization is attached as Appendix A to the Proxy Statement/Prospectus.

The Board of Trustees of AST has fixed the close of business on January 29, 2018 as the record date for the Meeting. Shareholders of record on that date are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees of AST,

President

February 1, 2018

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY ALSO VOTE BY SIGNING THE ENCLOSED PROXY AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

COMBINED PROXY STATEMENT/PROSPECTUS

Acquisition of the Assets and Liabilities of

Poplar Forest Outliers Fund

A Separate Series of Advisors Series Trust

By and in Exchange for Shares of

Yorktown Mid Cap Fund

A Separate Series of American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(1-800-544-6060)

March     , 2018

This Proxy Statement/Prospectus is being furnished to shareholders of the Poplar Forest Outliers Fund (the “Outliers Fund” or “Acquired Fund”), a series of Advisors Series Trust (“AST”), in connection with a Meeting of Shareholders of the Outliers Fund (the “Meeting”) to be held at 10:00 a.m. Eastern Time on March __, 2018, at the offices of US Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. At the Meeting, shareholders of the Outliers Fund will be asked to approve an Agreement and Plan of Reorganization, pursuant to which the Outliers Fund will be reorganized into the Yorktown Mid Cap Fund (the “Mid Cap Fund” or the “Acquiring Fund”), a series of American Pension Investors Trust (“API”) (the “Reorganization”).

I.    GENERAL INFORMATION

This Proxy Statement/Prospectus concisely sets forth information you should know before voting on the following proposal:

Proposal - To be Voted on by Shareholders of the Outliers Fund

Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of the Outliers Fund to the Mid Cap Fund in exchange for shares of the Mid Cap Fund and the assumption by the Mid Cap Fund of all of the liabilities of the Outliers Fund, and the distribution of such shares to shareholders in complete liquidation of the Outliers Fund, all as described in this Proxy Statement/Prospectus.

Please read this Proxy Statement/Prospectus carefully and keep it for future reference. This Proxy Statement/Prospectus and related proxy materials are first being made available to shareholders on or about March __, 2018. Shareholders of record as of the close of business on January 29, 2018 are entitled to vote at the Meeting and any adjournments thereof.

Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are hereby incorporated by reference into this Proxy Statement/Prospectus to the extent allowed by the Securities Act of 1933, as amended, and Form N-14. A copy of the prospectus of the Outliers Fund and Mid Cap Fund will be provided to you upon request

Information about the Mid Cap Fund	How to Obtain this Information

Prospectus of the Mid Cap Fund, dated May 31, 2017, as supplemented from time to time.	Copies are available upon request and without charge if you:

Statement of Additional Information of the Mid Cap Fund, dated May 31, 2017, as supplemented from time to time.	Visit www.yorktownfunds.com on the Internet; or

Un-Audited financial statements of the Mid Cap Fund included in the Semi-Annual Report to Shareholders for the fiscal period ended July 31, 2017.	Write to Yorktown Funds c/o Ultimus Asset Services, LLC P.O. Box 46707 Cincinnati, Ohio 45246; or

Proxy Statement/Prospectus

Call 1-800-544-6060

Information about the Outliers Fund	How to Obtain this Information

Prospectus of the Outliers Fund, dated January 28, 2018, as supplemented from time to time.	Copies are available upon request and without charge if you:

Statement of Additional Information of the Outliers Fund, dated January 28, 2018, as supplemented from time to time.	Visit www.poplarfunds.com on the Internet; or

Audited financial statements and related report of independent registered public accounting firm of the Outliers Fund included in the Annual Report to Shareholders for the fiscal year ended September 30, 2017.	Write to Poplar Forest Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

Information about the Reorganization	or calling 1-877-522-8860

Statement of Additional Information dated March__, 2018 which relates to this Proxy Statement/Prospectus and the Reorganization.

All of the foregoing Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the SEC’s Public Reference Room in Washington, D.C. 20549-1520. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section Washington D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

II.     INTRODUCTION

This Proxy Statement/Prospectus relates to the Reorganization of the Outliers Fund into the Mid Cap Fund. If approved by shareholders, at the closing of the Reorganization: (1) all of the assets and all of the liabilities of the Outliers Fund will be acquired by the Mid Cap Fund in exchange for shares of the Mid Cap Fund; (2)shares of the Mid Cap Fund will be distributed to the shareholders of the Outliers Fund in accordance with their respective percentage ownership interests in the Outliers Fund on the closing date, which is expected to be on or around March     , 2018; and (3)the Outliers Fund will then be terminated. These events, collectively, are referred to in this Proxy Statement/Prospectus as the “Reorganization.”

It is intended that, as a result of the proposed Reorganization, each of the Outliers Fund’s shareholders will receive on a tax-free basis (for U.S. federal income tax purposes) a number of full and fractional shares of the Mid Cap Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Outliers Fund held by such shareholder immediately prior to the closing of the Reorganization.

Until the closing date, shareholders of the Outliers Fund will continue to be able to redeem their shares at the next determined share price after receipt of a redemption request in proper form by US Bancorp Fund Services, LLC, the Outliers Fund’s transfer agent (the “Transfer Agent”). (See “How to Sell Shares” in the Outliers Fund’s Prospectus dated January 28, 2018.) If the Reorganization is consummated, shareholders will be free to redeem shares of the Mid Cap Fund they receive in the Reorganization at the next determined share price after receipt of a redemption request in proper form by the Mid Cap Fund’s transfer agent, Ultimus Asset Services LLC.

Shareholders of the Outliers Fund are being asked to approve the Agreement and Plan of Reorganization. A copy of the form of Agreement and Plan of Reorganization is attached as Appendix A. By approving the Agreement and Plan of Reorganization, the Outliers Fund’s shareholders are approving the Reorganization, which includes the liquidation and termination of the Outliers Fund. The Agreement and Plan of Reorganization has been approved by the Board of Trustees of AST.

If the Outliers Fund’s shareholders do not approve the Reorganization, the Board of Trustees of AST will consider what other action, if any, should be taken in the best interests of the Outliers Fund and its shareholders. Possible alternatives to the Reorganization may include liquidating the Outliers Fund or the continued operation of the Fund.

III. QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION

The following questions and answers provide an overview of key features of the proposed Reorganization. Please call 1-877-522-8860 with any questions about the Reorganization or this Proxy Statement/Prospectus generally or to obtain a copy of the prospectus and statement of additional information of the Funds.

1.	Why is the Reorganization being proposed?

The Reorganization is being proposed because Poplar has determined that, as a result of the Outliers Fund’s small size, relatively poor performance, and likely inability to attract significant assets in the foreseeable future, the Fund has limited prospects for future growth and is no longer economically viable to Poplar over the long term. Poplar has determined that it cannot continue to subsidize the Outliers Fund’s operating expenses indefinitely and believes that combining the Fund with another similarly managed fund would improve the Fund’s viability and chances for success in the future.

2.	How do the Trustees recommend that I vote?

The Trustees of AST, including the Trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), believe that the Reorganization is in the best interests of the Outliers Fund and its shareholders, and that the interests of the Outlier Fund’s shareholders will not be diluted as a result of the

Reorganization. As discussed in more detail below, Poplar and the Trustees of AST have engaged in discussions regarding the Fund’s future prospects given its size, performance and its cost to Poplar to subsidize to maintain a competitive expense ratio. Poplar has proposed that the Trustees of AST approve the Reorganization, in light of a number of factors, including, but not limited to, the similarities in the investment objectives and principal investment strategies of the Outliers Fund and the Mid Cap Fund and the expected continuation of day to day portfolio management from the same portfolio managers. In addition, Poplar further noted that given the limited prospects for future growth of the Fund, it could not continue to indefinitely subsidize the Fund. Without such subsidization, the Outliers Fund’s operating expenses would increase significantly, which Poplar and the Board believes is not in the interest of shareholders. For information regarding the factors that were considered by the Trustees of AST, please refer to the section below entitled “Board Considerations”.

The Board recommends a vote FOR approval of the Reorganization.

3.	How do the fees and expenses of the Mid Cap Fund compare to those of the Outliers Fund, and what are they estimated to be following the Reorganization?

The Mid Cap Fund offers Class A shares, Class L shares, and Institutional Class shares. The Outliers Fund offers Institutional Class shares. If the Outliers Fund shareholders approve the Reorganization, the shareholders will receive Institutional Class shares of the Mid Cap Fund. The shareholder fees for the Institutional Class are identical for both Funds and will not change as a result of the Reorganization. Since only Institutional Class shares are involved in the Reorganization, other share classes of the Mid Cap Fund are not shown in the below fee table.

As shown in the expense tables below, immediately following the Reorganization, the annual expense ratios for Institutional Class shares of the Mid Cap Fund, after expense waivers, are expected to be the same as the annual expense ratios of the Institutional Class shares of the Outliers Fund, after expense waivers.

The advisory fees paid by the Outliers Fund during the most recently completed fiscal year were at the rate of 1.00% of the Outliers Fund’s average daily net assets. The advisory fees paid by the Mid Cap Fund during the most recently completed fiscal year were at the rate of 1.15% of the Mid Cap Fund’s average daily net assets, although the Board of Directors of the Mid-Cap Fund recently approved a decrease in the advisory fee rate, effective immediately, to 1.00%, as described in the table below. The advisory fees payable to Yorktown Management & Research Company, Inc. (“Yorktown”), the Mid Cap Fund’s investment adviser, by the Mid Cap Fund contain breakpoints, meaning that as assets in the Fund increase, the fee rate declines. Pursuant to the Advisory Agreement between API and Yorktown, 1.00% is the maximum fee payable, and the fees decline to 0.85% as Fund assets increase.

The following tables show the fees and expenses of each Fund, for its most recently audited fiscal year as well as the pro forma fees and expenses for the Mid Cap Fund for its fiscal year ending January 31, 2019 assuming that the Reorganization occurs on March __, 2018. The examples following the table will help you compare the cost of investing in the Outliers Fund with the estimated cost of investing in the Mid Cap Fund (based on the pro forma fees and expenses) after the Reorganization.

Shareholder Fees (fees paid directly from your investment)	Outliers Fund	Mid Cap Fund
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None

Based on Fiscal Years Ended:	09/30/2017	01/31/2018	01/31/2019
	Outliers Fund	Mid Cap Fund	Pro Forma: Mid Cap Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	1.00%(1)	1.00%(1)
Other Expenses	2.65%	1.15%	0.80%
Acquired Fund Fees and Expenses (2)	0.01%	0.03%	0.03%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	3.66%	2.18%	1.83%
Fee Waivers and/or expense reimbursements (3)	(2.55)%	(1.05)%	(0.70)%
Total Annual Fund operating Expenses	1.11%	1.13%	1.13%

(1)	At a meeting of the Board of Trustees of API, held on December 13, 2017, the Board approved the Adviser’s request to lower the first breakpoint in the investment advisory fee charged to the Fund from 1.15% to 1.00%. The fee reduction was approved, to be effective immediately. The Board also approved a reduction in the Fund’s Expense Limitation Agreement from 1.25% to 1.10% for Institutional Class Shares (See footnote 3 below). The expense tables reflect the advisory fee and expense limitations in effect as of December 13, 2017.
(2)	Acquired Fund Fees and Expenses are the indirect expenses incurred by a fund when it buys the securities of other mutual funds or other investment company securities.
(3)	In the interest of limiting expenses of the Mid Cap Fund, the Adviser has entered into a five year contractual expense limitation agreement with API. Pursuant to the expense limitation agreement, for the first five fiscal years of the Mid Cap Fund’s Fund’s operations, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.10% for Institutional Class Shares through at least January 31, 2021. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 90 days notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for each Share Class. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board.

Expense Examples. The expense examples shown below are intended to help you compare the cost of investing in the Outliers Fund with the cost of investing in the Mid Cap Fund. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense limitation for years 1,3, and 5). All expense information is based on the information set forth in the expense table above, including pro forma expense information for the Mid Cap Fund. Your actual costs may be higher or lower than those shown below.

	Institutional Class Shares
	Outliers Fund	Mid Cap Fund	Pro Forma: Mid Cap Fund
1 Year	$113	$115	$115
3 Years	$884	$359	$359
5 Years	$1,675	$622	$622
10 Years	$3,749	$1,374	$1,374

4.	How do the investment objectives and principal investment strategies of the Outliers Fund compare to those of the Mid Cap Fund?

The Outlier Fund and the Mid Cap Fund have substantially similar investment objectives. Each Fund’s investment objective is fundamental which means it may not be changed without shareholder approval. The investment objective of each Fund is set forth below:

Outliers Fund

“The Poplar Forest Outliers Fund (the “Outliers Fund”) seeks to achieve long-term growth of capital.”

Mid Cap Fund

“The Fund seeks long term capital appreciation.”

The investment strategies of the Outliers Fund and the Mid Cap Fund are substantially similar, but there are some differences.

•	The Mid Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of medium-sized companies, while the Outliers Fund emphasizes investments in medium-sized companies but does not have the 80% limitation. Currently, the Outliers Fund does invest over 80% of its net assets in medium-sized companies.

•	The Outliers Fund may invest up to 20% of its net assets in foreign securities and emerging markets, while the Mid Cap Fund may invest up to 20% of its net assets in U.S. listed securities of foreign domiciled mid-cap companies.

•	The Outliers Fund may invest up to 25% of its net assets in government and corporate debt securities and may invest up to 20% of its net assets in convertible securities. The Mid Cap Fund prospectus is silent on these securities.

The Principal Investment Strategies of each Fund are set forth below:

Outliers Fund

The Outliers Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”). The Fund emphasizes investments in medium-sized companies (“mid-caps”) that may offer shareholders greater growth prospects than larger businesses without the heightened operational risks of small companies. The Adviser defines “mid-caps” as those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.3 billion to approximately $29.4 billion as of May 12, 2017, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase.

The Outliers Fund will generally invest in 25 to 35 companies with (i) at least 50% invested in companies with market values below $25 billion, (ii) at least 50% invested in companies returning capital to shareholders through dividends or stock repurchases, and (iii) no more than 20% invested in companies with market values below $1 billion.

The Outliers Fund is managed using a long-term approach to security selection. Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to a company’s:

1.	expected future profits;

2.	expected sustainable revenue and/or asset growth;

3.	expected cash investment needed to support expected growth;

4.	normalized free cash flow after considering Items 1 through 3 above; and

5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The Outliers Fund may also invest up to 25% of its net assets in government and corporate debt securities of any maturity. Within this 25%, no more than 10% of the Fund’s net assets will be invested in investment grade corporate debt and no more than 5% of the Fund’s net assets will be invested in non- investment grade (i.e., “junk” bonds) corporate debt. The Fund may invest up to 20% of its net assets in foreign securities and emerging markets and up to 20% of its net assets in convertible securities. The Fund may also invest in options.

Mid Cap Fund

The Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”). The Fund generally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium-sized companies (“mid-caps”) that may offer shareholders greater growth prospects than larger businesses without the heightened operational risks of small companies.    The Adviser defines “mid-caps” as those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.3 billion to approximately $29.4 billion as of May 12, 2017, the date of the last reconstitution of the Russell Midcap® Index), at the time of purchase.

The Fund may invest up to 20% of its net assets in U.S. listed securities of foreign domiciled mid-cap companies.

The Fund may invest up to 50% of its net assets in cash, cash-equivalents and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The Fund will generally invest in 25 to 35 companies. The Fund is managed using a long-term approach to security selection. Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods. The Fund’s Investment Manager evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to a company’s:

•	expected future profits;

•	expected sustainable revenue and/or asset growth;

•	expected cash investment needed to support expected growth;

•	normalized free cash flow after considering Items 1 through 3 above; and

•	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The decision to sell securities is driven by the Investment Manager’s evaluation of prospective total returns relative to the perceived risk of the security in question. A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile. The Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

The Fund may be appropriate for investors who:

1.	are pursuing long-term growth of capital;

2.	want to add an investment with appreciation potential to diversify their investment portfolio; and can accept the greater risks of investing in a portfolio with significant common stock holdings.

The process used by Poplar to select equity investments for each Fund is identical. Poplar seeks financially strong companies that offer above average earnings and relatively modest valuations. Yorktown uses a multi-factor screening process within a defined universe to select investments for each Fund. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios.

As of December 31, 2017, the portfolios of the Outliers Fund and the Mid Cap Fund were structured as follows:

Security Type	Outliers Fund	Mid Cap Fund
Common Stocks	98.2%	98.2%
Corporate Bonds and Notes	1.8%	1.8%
Investment Companies	0.0%	0.0%
Other Securities	0.0%	0.0%

Although each Fund’s equity securities consist primarily of common stocks, each may invest a portion of its assets in other equity securities, including exchange-traded funds (“ETFs”), preferred stocks, convertible preferred stocks and convertible bonds that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by Poplar to be of comparable quality.

The decision to sell securities is driven by Poplar’s evaluation of prospective total returns relative to the perceived risk of the security in question. A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile. Each Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

For a description of each Fund’s portfolio investments, see the September 30, 2017 Annual Report for the Outliers Fund and the July 31, 2017 Semi-Annual Report for the Mid Cap Fund.

For more information regarding the principal investment strategies of the Funds, see “Principal Investment Strategies” in Appendix B.

5.	How do the risks of investing in the Outliers Fund compare to the risks of investing in the Mid Cap Fund?

As the Outliers Fund and Mid Cap Fund have similar investment strategies, with differences existing primarily in the language of the disclosure based on the different approaches to such disclosure taken by Poplar and Yorktown, they are subject to similar investment risks. The Outliers Fund’s principal investment risk disclosure contains fixed income, convertibles, and options risks, which the Mid Cap Fund does not, because investing in fixed income securities, convertibles, and options are not principal strategies of, and therefore do not present principal risks to, the Mid Cap Fund.

Each Fund is subject to the risk that you could lose all or a portion of the money you invest and there is no assurance that either Fund will achieve its investment objective(s). Upon redemption, an investment in either Fund may be worth less than its original cost. Each Fund, by itself, does not provide a complete investment program. Because the Funds are actively managed, they are subject to the risk that the investment strategies, techniques and risk analyses employed by portfolio managers may not produce the desired results. The portfolio managers’ methods of security selection may not be successful and could cause a Fund to underperform other funds with similar investment strategies.

For more information regarding the principal risks of the Funds, see “Principal Risks” in Appendix C.

6.	How do the fundamental and non-fundamental investment policies of the Outliers Fund and Mid Cap Fund compare?

As required by the 1940 Act, each Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, diversifying investments and investment in commodities. Fundamental investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholder meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. The fundamental investment policies of the Outliers Funds and the Mid Cap Fund are substantially similar.

There are some differences between the non-fundamental investment policies of the Outliers Fund and the Mid Cap Fund. The non-fundamental investment policies of the Outliers Fund not applicable to the Mid Cap Fund limit the Outliers Fund’s ability to invest in any issuer for purposes of exercising control or management and to lend portfolio securities. The non-fundamental investment policies of the Mid Cap Fund not applicable to the Outliers Fund limit the Mid Cap Fund’s ability to engage in share purchases involving the use of margin. Each of the Outliers Fund’s and Mid Cap Fund’s non-fundamental investment policies may be changed by the Board of AST and the Board of API, respectively, without shareholder approval.

For more information regarding the fundamental and non-fundamental investment policies of the Funds, see “Fundamental and Non-Fundamental Investment Policies” in Appendix D.

7.	What is the performance record of the Funds?

The Mid Cap Fund is relatively new and therefore does not have a full calendar year of performance. While the Fund was launched in May 2016, Poplar became sub-adviser in February 2017. The following chart shows the past performance record of the Outliers Fund since inception. The chart gives you an indication of the risks and variability of investing in the Outliers Fund by showing how its performance has varied from year to year. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart. How a Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month-end, is available by calling 1-800-544-6060.

Year by year annual returns for calendar years ending on December 31	Outliers Fund	Mid Cap Fund
2012	+17.26%	N/A
2013	+46.13%	N/A
2014	+14.52%	N/A
2015	-12.15%	N/A
2016	+10.57%	N/A
2017	+6.74%	N/A
Best Quarter	+17.64% (03/31/2012)	N/A
Worst Quarter	-12.74% (09/30/15)	N/A

Annualized returns since inception of the Mid Cap Fund and since Poplar became sub-adviser to the Mid Cap Fund	Outliers Fund	Mid Cap Fund
Inception of Mid Cap Fund (May [ ], 2016)	[6.74]%	7.29%
Polar becomes Sub-Adviser to Mid Cap Fund (Feb. [ ], 2017)	[ ]%	[ ]%

Average Annual Total Returns for the Outliers Fund’s Institutional Class* (for periods ending on December 31, 2017)	One Year	Five Years	Since Inception (12/31/2011)
Return Before Taxes	6.74%	11.65%	12.57%
Return After-Taxes on Distributions	6.57%	11.49%	12.43%
Return After-Taxes on Distributions and Sale of Fund Shares	3.95%	9.28%	10.16%
Russel Mid Cap Index (reflects no deduction for fees, expenses or taxes)	18.52%	14.96%	15.34%

*	The returns shown prior to December 31, 2014 for the Outliers Fund are those of the Predecessor Partnership.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Prior to December 31, 2014, the Fund was an unregistered partnership that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, after-tax returns for the periods prior to December 31, 2014, are not calculated using the standard formula set forth in rules promulgated by the SEC.

Average Annual Total Returns for the Mid Cap Fund’s Institutional Class* (for periods ending on December 31, 2017)	One Year	Five Years	Since Inception (May 10, 2016)
Return Before Taxes	7.29%	N/A	7.66%
Return After-Taxes on Distributions	6.70%	N/A	7.28%
Return After-Taxes on Distributions and Sale of Fund Shares	4.32%	N/A	5.77%
Russel Mid Cap Index (reflects no deduction for fees, expenses or taxes)	18.52%	N/A	17.17%

For a detailed discussion of the manner of calculating total return, please see each Fund’s current Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholder accounts.

Important information about the Outliers Fund’s performance is also contained in the Letter to Shareholder section of the Outliers Fund’s most recent annual report.

8.	Will I Be Able to Purchase, Exchange and Redeem Shares and Receive Distributions the Same Way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares and to receive distributions. After the Reorganization, you will be able to purchase additional shares, redeem shares, and receive distributions of the Mid Cap Fund in the same manner as you did for your shares of the Outliers Fund before the Reorganization. The minimum initial investment in the Mid Cap Fund is $1,000,000 for Institutional Class shares and the minimum additional investment in the Mid Cap Fund is $100,000 for Institutional Class shares. The minimum initial investment in the Outliers Fund is $2,000 for Institutional Class shares and the minimum additional investment in the Outliers Fund is $1,000 for Institutional Class shares. Shareholders of the Outliers Fund who become shareholders of the Mid Cap Fund will be exempt from the higher minimums applicable to Institutional Class shares of the Mid Cap Fund and will be able to make additional investments of not less than $1,000. Newly opened accounts will be subject to the requirements of the Mid Cap Fund.

9.	Who will be the Investment Adviser and Portfolio Managers of the Mid Cap Fund after the Reorganization?

YORKTOWN MANAGEMENT & RESEARCH COMPANY, INC.

Yorktown Management & Research Company, Inc., located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501, serves as the Mid Cap Fund’s investment adviser. Services provided by the Adviser include the provision of a continuous investment program for the Mid Cap Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for overseeing the Mid Cap Fund’s investment manager, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.    With the consent of the API Board of Trustees and the shareholders of the Mid Cap Fund, Yorktown has engaged Poplar Forest Capital, LLC to serve as investment manager of the Mid Cap Fund. As of December 31, 2017, Yorktown managed approximately $1.18 billion in assets.

POPLAR FOREST CAPITAL, LLC

Poplar Forest Capital, LLC (“Poplar”), located at 70 South Lake Avenue, Suite 930, Pasadena, California 91101, is the Investment Manager to the Yorktown Mid Cap Fund since February 2017. Poplar is an SEC-registered investment advisory firm formed in 2007. Poplar provides investment management services to institutions, individuals, high net worth individuals, charitable organizations and other pooled investment vehicles. Poplar serves as investment adviser to Poplar Forest Outliers Fund which has similar investment objective and strategies to the Mid Cap Fund. Mr. J. Dale Harvey owns 78.6% of Poplar and is therefore, a control person of Poplar. As of December 31, 2017, Poplar managed approximately $1.7 billion in assets.

Poplar, subject to the oversight of the Board and the Adviser, will provide a continuous investment program for the Mid Cap Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Poplar will determine from time to time what securities and other investments will be purchased, retained or sold by the Mid Cap Fund. Poplar will provide the services under the Sub-Advisory Agreement in accordance with the Mid Cap Fund’s investment objectives, policies and restrictions as stated in the Mid Cap Fund’s Prospectus and SAI and such compliance policies and procedures as the Adviser or Trust may provide to Poplar in writing from time to time.

Mr. J. Dale Harvey and Mr. Steve Burlingame serve as the portfolio managers responsible for the day-to-day management of the Mid Cap Fund’s investment portfolio.

Mr. Harvey is CEO and Chief Investment Officer of Poplar. Prior to founding Poplar Forest Capital in 2007, from 1991 to 2007, Mr. Harvey served as a portfolio counselor and investment analyst at Capital Group Companies. In his role with Capital Group Companies, Mr. Harvey served as President and Director (2005 to 2007) and portfolio counselor (2000 to 2007) for the American Mutual Fund; as President (2003 to 2005) and portfolio counselor (1997 to 2005) for the American Balanced Fund; as portfolio counselor (1997 to 2007) for the Washington Mutual Investors Fund; as portfolio counselor (2005 to 2007) for the Investment Company of America Fund; and as portfolio counselor (2003 to 2007) for the SmallCap World Fund.

Mr. Burlingame is Portfolio Manager for Poplar. Prior to joining Poplar, Mr. Burlingame spent seven years with Trust Company of the West serving as a research analyst, managing director and co-portfolio manager of the firm’s Concentrated Core/Select Equities investment strategies. At the end of his tenure at

Trust Company of the West, Mr. Burlingame’s product group had assets in excess of $9 billion. Prior to Trust Company of the West, Mr. Burlingame spent a year with Brandywine Asset Management working as a research analyst on the firm’s Large Cap Value product. Mr. Burlingame received a B.A. in Economics, cum laude, from Claremont McKenna College in 1999. Mr. Burlingame has held the designation of Chartered Financial Analyst since 2011.

10.	How do the advisory fees of the Outliers Fund compare to those of the Mid Cap Fund?

The advisory fee payable to Poplar for the Outliers Fund are calculated at the annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.90% of the Fund’s average daily net assets for the next $750 million of assets, and 0.80% of the Fund’s average daily net assets for assets in excess of $1 billion. As of December 13, 2017, the advisory fee payable to Yorktown for the Mid Cap Fund is 1.00% on the first $100 million in assets, 0.95% on the next $100 million in assets, 0.90% on the next $300 million in assets, and 0.85% on all assets in excess of $500 million. Prior to December 13, 2017, the advisory fee payable to Yorktown for the Mid Cap Fund was 1.15% on the first $50 million in assets, 1.00% on the next $50 million in assets, 0.95% on the next $100 million in assets, 0.90% on the next $300 million in assets, and 0.85% on all assets in excess of $500 million For the fiscal year ended September 30, 2017, the Outliers Fund paid advisory fees equal to 1.00% of its average daily net assets and the Mid Cap Fund paid advisory fees equal to 1.15% of its average daily net assets.

A discussion regarding the basis of the Trustees of AST’s approval of the Outliers Fund’s investment advisory agreement is available in the Outliers Fund’s semi-annual report to shareholders. The trustees of API’s approval of the Mid Cap Fund’s investment advisory agreement is available in the Mid Cap Fund’s July 31, 2017 semi-annual report to shareholders.

11.	What shares of the Mid Cap Fund will shareholders of the Outliers Fund receive if the Reorganization occurs?

Shareholders of the Outliers Fund will receive Institutional Class shares of the Mid Cap Fund in an amount equal to the aggregate net asset value of the Outliers Fund shares exchanged therefor.

12.	What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. This means that neither the Outliers Fund nor shareholders of the Outliers Fund are expected to recognize a gain or loss directly as a result of the Reorganization. It should be noted, however, that the Outliers Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or a capital gain.

The adjusted tax basis of the Outliers Fund’s shares is expected to carry over to shareholders’ new shares in the Mid Cap Fund that are received in the Reorganization in exchange for those Outliers Fund shares, and the holding period in the shares of the Mid Cap Fund received is expected to be determined by including the holding period of those Outliers Fund shares, provided that the shareholder held those Outliers Fund shares as capital assets on the date of the Reorganization.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, resulting in recognition of gain or loss for U.S. federal income tax purposes if the shares are held in a taxable account. Please see “U.S. Federal Income Tax Consequences,” below for additional information.

13.	Who will pay the Expenses of the Reorganization?

Yorktown and Poplar have agreed to pay all costs and expenses in connection with the Reorganization, which include the cost of preparing, printing and mailing this Proxy Statement/Prospectus and all other costs in connection with the Reorganization. Shareholders of the Outliers Fund will not bear the costs of the Reorganization, except they will bear the cost of any brokerage fees and expenses incurred as a result of selling securities held by the Outliers Fund prior to the Reorganization {what are the repositioning costs and expectations]. Yorktown and/or Poplar will pay all of the expenses of the Reorganization, even in the event the Reorganization is not consummated.

IV.	PROPOSAL: REORGANIZATION OF THE OUTLIERS FUND INTO THE MID CAP FUND

Introduction. This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies from shareholders of the Outliers Fund by and on behalf of the Board of Trustees of AST for use at the Meeting.

Terms of the Proposed Reorganization. Shareholders of the Outliers Fund are being asked to vote for the approval of the Agreement and Plan of Reorganization. If approved by the Outliers Fund’s shareholders, the Reorganization is expected to occur on or around March __, 2018, or such other date as the parties may agree, under the Agreement and Plan of Reorganization (the “Closing Date”). If the Agreement and Plan of Reorganization is not approved by the shareholders of the Outliers Fund, the Board of Trustees of AST will consider what other action, if any, should be taken in the best interests of the Outliers Fund and its shareholders. Possible alternatives to the Reorganization may include liquidating the Outliers Fund or the continued operation of the Fund.

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Proxy Statement/Prospectus as Appendix A. You should read Appendix A for a more complete understanding of the Agreement and Plan of Reorganization.

•	The Outliers Fund will transfer all of its assets and all of its liabilities to the Mid Cap Fund in exchange for shares of the Mid Cap Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

•	The assets and liabilities of the Outliers Fund and the Mid Cap Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures of AST and API, respectively.

•	The shares of the Mid Cap Fund received by the Outliers Fund will be distributed to the shareholders of the Outliers Fund in an amount equal to the aggregate net asset value of the Outliers Fund shares exchanged therefor, in full liquidation of the Outliers Fund.

•	As part of the Reorganization, the Outliers Fund’s affairs will be wound up, and the Outliers Fund will be terminated under state law.

The Reorganization requires approval by shareholders of the Outliers Fund and satisfaction of a number of other conditions. The Reorganization may be terminated at any time under certain other circumstances.

Mid Cap Fund Shares. If the Reorganization occurs, shareholders of the Outliers Fund will receive shares of the Mid Cap Fund in an amount equal to the aggregate net asset value of the Outliers Fund shares exchanged therefor. The Mid Cap Fund shares that an Outliers Fund shareholder will receive will have the following characteristics:

•	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares of the Outliers Fund as of the business day before the closing of the Reorganization, as determined using AST’s valuation policies and procedures.

•	The procedures for purchasing and redeeming a shareholder’s shares will not change as a result of the Reorganization.

•	Shareholders will have voting and other rights the same as those they currently have, but as shareholders of the Mid Cap Fund.

Board Considerations

At a special meeting held on January 26, 2018, all of the Trustees of AST, including all of the Independent Trustees, evaluated extensive information provided by Poplar and reviewed various factors about the Funds and the proposed Reorganization. In approving the Reorganization, the Trustees of AST determined that: (i) the Reorganization is in the best interests of the Outliers Fund and its shareholders; and (ii) that the interests of the Outliers Fund’s shareholders would not be diluted as a result of the transaction contemplated by the Reorganization.

In making these determinations, the Trustees of AST considered a number of factors, including the following:

•	Determination of Poplar as to the Economic Viability of the Outliers Fund. Poplar has determined that, because of the Outliers Fund’s small size, underperformance and likely inability to attract significant assets in the foreseeable future, the Fund has limited prospects for future growth and is no longer economically viable to Poplar over the long term. Poplar has determined that it cannot continue to subsidize the Outliers Fund’s operating expenses indefinitely and believes that combining the Fund with another similarly managed fund would improve the Fund’s viability and chances for success in the future. Poplar further noted that given the limited prospects for future growth of the Outliers Fund, it could not continue to indefinitely subsidize the Fund. Without such subsidization, the Outliers Fund’s operating expenses would increase significantly, which Poplar and the Board believes is not in the interest of shareholders

•	Similarity of the Outliers Fund’s and Mid Cap Fund’s Investment Objective and Investment Strategies. The Trustees of AST considered that the investment objective of the Outliers Fund and the Mid Cap Fund are substantially similar and that the principal investment strategies and risks of the Outliers Fund and the Mid Cap Fund are similar.

•	Continuity of Investment Management. The Trustees of AST considered that Outliers Fund shareholders will experience continuity in portfolio management because Poplar, the investment adviser to the Outliers Fund, manages the Mid Cap Fund’s assets on a day to day basis as investment manager. In addition, the Trustees of AST noted that both portfolio managers of the Outliers Fund will be portfolio managers of the Mid Cap Fund. The Trustees of AST considered that while Poplar will manage the assets of the Mid Cap Fund as its investment manager, Yorktown is responsible for the overall management of the Mid Cap Fund’s operations.

•	Differences in Investment Management Operations and Oversight of Service Providers. The Trustees of AST considered that the investment management of the Mid Cap Fund is structured differently from the Target Fund in that the Mid Cap Fund divides the day to day investment decision making process (e.g., Poplar’s responsibility) from the broader management responsibilities of the day to day operations of the Fund and the supervision of the advisory, administrative, and professional services provided by other service providers to the Fund. The Trustees of AST therefore considered that as a result of the Reorganization, these broader management responsibilities will shift from Poplar to Yorktown. The Trustees of AST considered the resources available to Yorktown in performing these functions as well as its experience in providing these services to other series of API.

•	Advisory Fees and Net Operating Expenses. The Trustees of AST considered that the management fee to be paid by the Mid Cap Fund at current assets - 1.00% - is the same as the management fee paid by the Outliers Fund at current assets. The Trustees of AST also considered that as a result of the Reorganization and after any applicable expense waivers and reimbursements, Outlier Fund shareholders are expected to experience the same expenses as a percentage of average daily net assets as shareholders of the Mid Cap Fund.

•	Expenses Relating to the Reorganization. The Trustees of AST noted that Yorktown and Poplar will bear the direct costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement/Prospectus and the cost of copying, printing, and mailing proxy materials.

•	Economies of Scale. The Trustees of AST considered that the larger asset size of the combined fund may in the future provide operational efficiencies and economies of scale which may benefit shareholders.

•	Different Board of Trustees and Key Service Providers. The Trustees of AST noted that the Mid Cap Fund is overseen by a different board of trustees and will have different third-party service providers. The Trustees of AST also noted that the Mid Cap Fund’s board includes four independent trustees, who are not affiliated with Yorktown, and two interested trustees.

•	The Terms of the Reorganization. The Trustees of AST considered the reasonableness of the terms of the Plan, in particular the transfer of all of the assets of the Outliers Fund in exchange for Institutional Class shares of the Mid Cap Fund and the Mid Cap Fund’s assumption of all of the liabilities of the Outliers Fund, as described in this Proxy Statement/Prospectus. The Trustees of AST also noted that no sales charges would be imposed on shareholders in connection with the Reorganization and that Outliers Fund shareholders would receive the same dollar value in Mid Cap Fund shares as their Outliers Fund shares immediately prior to the closing of the Reorganization, and that therefore there would be no dilution of shareholder interests.

•	Conflicts of Interest. The Trustees of AST considered that Poplar has a conflict of interest in recommending the Reorganization in that, if the Reorganization is consummated, Poplar would no longer be required to subsidize the Outliers Fund to maintain a competitive expense ratio and, as the investment manager to the Mid Cap Fund, will be paid a sub-advisory fee by Yorktown on a larger pool of assets.

•	Tax Consequences. The Trustees of AST considered that the Reorganization is expected to be tax-free for U.S. federal income tax purposes for the Outliers Fund and its shareholders.

•	Other Alternatives. The Trustees of AST considered several alternatives to the Reorganization, including the potential liquidation of the Outliers Fund. After considering the merits and viability of the other alternatives, the Trustees of AST concluded that they were less desirable that the Reorganization as the Reorganization would provide Outliers Fund shareholders with the options of (i) transferring their investment to a similar fund on a tax-free basis in the Reorganization or (ii) redeeming their investment in the Outliers Fund, which may have tax consequences for the shareholders.

After reviewing the foregoing factors, the Trustees of AST, in their business judgment, determined that the Reorganization is in the best interests of the Outliers Fund and its shareholders. The Trustees of API have also approved the Agreement and Plan of Reorganization on behalf of the Mid Cap Fund. A vote of shareholders of the Mid Cap Fund is not needed to approve the Reorganization. The Trustees did not place any specific emphasis on any one factor when considering the proposed reorganization. Instead, the Trustees approved the reorganization based on the totality of factors indicating that it would be in the shareholders’ best interest to do so.

U.S. Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Schiff Hardin LLP (“Schiff Hardin”), counsel to AST, will deliver to the Mid Cap Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, while the matter is not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for U.S. federal income tax purposes:

•	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Outliers Fund and the Mid Cap Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	Under Code Section 361, no gain or loss will be recognized by the Outliers Fund (i) upon the transfer of its assets to the Mid Cap Fund in exchange for shares of the Mid Cap Fund and the assumption by the Mid Cap Fund of the liabilities of the Outliers Fund or (ii) upon the distribution of shares of the Mid Cap Fund by the Outliers Fund to its shareholders in liquidation;

•	Under Code Section 354, no gain or loss will be recognized by shareholders of the Outliers Fund upon the exchange of all of their Fund shares for shares of the Mid Cap Fund in the Reorganization;

•	Under Code Section 358, the aggregate tax basis of shares of the Mid Cap Fund to be received by each Outliers Fund shareholder in exchange for his or her Fund shares in the Reorganization will be the same as the aggregate tax basis of the Outliers Fund shares exchanged therefor;

•	Under Section 1223(1) of the Code, the Outliers Fund shareholder’s holding period for shares of the Mid Cap Fund to be received pursuant to the Reorganization will be determined by including the holding period for the Outliers Fund shares exchanged therefor, provided that the shareholder held those Fund shares as a capital asset on the date of the exchange;

•	Under Code Section 1032, no gain or loss will be recognized by the Mid Cap Fund upon receipt of the assets of the Outliers Fund pursuant to the Reorganization in exchange for the assumption by the Mid Cap Fund of the liabilities of the Outliers Fund and issuance of shares of the Mid Cap Fund;

•	Under Code Section 362(b), the tax basis of the assets that the Mid Cap Fund acquires from the Outliers Fund in the Reorganization will be the same as the Outliers Fund’s tax basis of such assets immediately prior to such transfer;

•	Under Code Section 1223(2), the holding period for the assets that the Mid Cap Fund receives from the Outliers Fund in the Reorganization will include the periods during which such assets were held by the Outliers Fund; and

•	The Mid Cap Fund will succeed to and take into account all items of the Outliers Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383, and 384 and the Treasury regulations thereunder.

The Schiff Hardin opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with Schiff Hardin’s opinion. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Outliers Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Outliers Fund shares and the fair market value of the shares of the Mid Cap Fund he or she received in the Reorganization.

Although the Reorganization is expected to be tax-free for shareholders, the Outliers Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or a capital gain.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

IV.	OTHER INFORMATION

Form of Organization. The API Trust is an open-end management investment company registered with the SEC under the 1940 Act that continuously offers shares to the public. The Trust is organized as a Massachusetts business trust and is governed by its Agreement and Declaration of Trust, as amended, and its By-laws under applicable Massachusetts and federal laws. The Trust currently consists of eight series, including the Funds.

AST is an open-end management investment company registered with the SEC under the 1940 Act that continuously offers shares to the public. AST is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“Delaware Act”) and is governed by its Agreement and Declaration of Trust and its Amended and Restated By-Laws.

Service Providers. The following table identifies certain of the service providers for the Funds, prior to and following the proposed Reorganization. The address of the Mid Cap Fund’s Distributor is 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

	Mid Cap Fund	Outliers Fund
Distributor:	Unified Financial Securities, LLC	Quasar Distributors, LLC
Administrator	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent:	Ultimus Asset Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian:	Huntington Bank, N.A.	U.S. Bank, NA
Independent Registered Public Accountant:	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP

Financial Intermediary Compensation. If you purchase shares of the Mid Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example shown under “How do the Fees and Expenses of the Mid Cap Fund compare to those of the Outliers Fund, and what are they estimated to be following the Reorganization?” affect each Fund’s performance. During the fiscal year ended September 30, 2017, the portfolio turnover rate was 49.94% for the Outliers Fund and for the fiscal year ended January 31, 2018, __% for the Mid Cap Fund. The portfolio turnover rate of the Mid Cap Fund is not expected to exceed 100% annually.

Dividend and Distribution Policies and Fiscal Years.

Dividend and Distribution Policies

Each Fund will make distributions of dividends and capital gains, if any, at least annually. In addition, for both Funds, all income and capital gains distributions are automatically reinvested in shares of the applicable Fund, unless you request in writing a payment in cash.

Fiscal Years

The fiscal year end for the Outliers Fund is September 30 and the fiscal year end for the Mid Cap Fund is January 31.

Existing and Pro Forma Capitalization. The following table shows on an unaudited basis as of January 31, 2018: (i) the capitalization of the Outliers Fund and the Mid Cap Fund and (ii) on an unaudited basis as of January 31, 2017, the pro forma capitalization of the Mid Cap Fund, as adjusted giving effect to the proposed Reorganization.

	Outliers Fund	Mid Cap Fund	Pro Forma Adjustments	API Mid Cap Fund Pro Forma Combined
Net asset value:
Shares outstanding:
Net asset value per share:

The capitalization of the Outliers Fund, and consequently the pro forma capitalization of the Mid Cap Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Outliers Fund prior to the completion of the Reorganization.

THE BOARD OF TRUSTEES OF AST RECOMMENDS THAT SHAREHOLDERS OF THE OUTLIERS FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

V.	VOTING INFORMATION

Record Date. The Board of Trustees of AST has fixed the close of business on January 29, 2018 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

As of the Record Date, the number of outstanding shares of the Outliers Fund entitled to vote was 209,515.01. All full shares are entitled to one vote, with proportional voting for fractional shares.

5% Shareholders. As of the Record Date, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Outliers Fund. As of the Record Date, the following shareholders owned of record five percent or more of the Outliers Fund:

Account Name & Address	Total Shares	% of Share Class

Daniel DD McGill 1688 St Anthony Drive San Jose, CA 95125	12,540.4	5.99%

Charles Schwab & Co., Inc. Special Custody Account FBO Client Accts 211 Main Street San Francisco, CA 94105	76,126.67	36.33%

Pershing, LLC PO Box 2052 Jersey City, NJ 07303	73,409.87	35.04

Required Vote for the Proposal

Quorum; Adjournments. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Outliers Fund entitled to vote is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of the Reorganization in favor of such an adjournment as to the Reorganization and will vote those proxies received that voted against the Reorganization against any such adjournment.

The vote of a majority of the outstanding shares of the Outliers Fund entitled to vote is required to approve the Reorganization.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the Reorganization. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by AST, but are not voted because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the Reorganization, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

If shareholders of the Outliers Fund do not approve the Reorganization, the Board of Trustees of AST may consider possible alternative arrangements in the best interests of the Outliers Fund and its shareholders.

Voting Process. Shareholders can vote in either of the following ways:

•	By mail, by filling out and returning the enclosed proxy card;

•	By automated telephone service (call the toll-free number listed on your proxy card);

•	By voting through the Internet (at the address listed on your proxy card); or

•	In person at the Meeting.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Costs of Reorganization. Yorktown and Poplar have agreed to pay all costs and expenses in connection with the Reorganization, which include the cost of preparing, printing and mailing this Proxy Statement/Prospectus and all other costs in connection with the Reorganization. Shareholders of the

Outliers Fund will not bear the costs of the Reorganization, except they will bear the cost of any brokerage fees and expenses incurred as a result of any selling of securities held by the Outliers Fund prior to the Reorganization; however, we do not believe that any such costs and expenses will be incurred. Yorktown will pay all of the expenses of the Reorganization, even in the event the Reorganization is not consummated.

Yorktown has retained AST Fund Solutions to solicit proxies for the Meeting. AST Fund Solutions is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $25,000.00 and will be paid by Yorktown and Poplar.

Other Business. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Outliers Fund intends to present or knows that others will present is the Proposal to approve the Agreement and Plan of Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

VI.	FINANCIAL STATEMENTS AND EXPERTS

The Annual Report to Shareholders of AST relating to the Outliers Fund for the year ended September 30, 2017, including the financial statements and financial highlights for periods indicated therein, audited by Tait, Weller & Baker LLP, independent registered public accounting firm, has been incorporated by reference herein in reliance on their report given on the authority of said firm as experts in accounting and auditing.

The Semi-Annual Report to Shareholders of API relating to the Mid Cap Fund for the period ended July 31, 2017, including the financial statements and financial highlights for periods indicated therein, audited by Tait, Weller & Baker LLP, independent registered public accounting firm, has been incorporated by reference herein in reliance on their report given on the authority of said firm as experts in accounting and auditing.

VII.	LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Mid Cap Fund will be passed upon by Sullivan & Worcester LLP, counsel to the Trust.

VIII.	INFORMATION FILED WITH THE SEC

Additional information about the Mid Cap Fund is included in the Statement of Additional Information dated March __, 2018, relating to this Proxy Statement/Prospectus, which has been filed with the SEC under the Securities Act of 1933. A copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus may be obtained without charge by calling 1-800-544-6060.

Proxy material, reports, proxy and information statements, registration statements and other information filed by the Trust can be inspected and copied (for a duplication fee) at the SEC’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549, or at the SEC’s Midwest Regional Office

(175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604). You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 or by calling 1-202-551-8090. You may also access reports and other information about the Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

APPENDIX A:

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of _______, 2018, by and among the American Pension Investors Trust d/b/a YORKTOWN FUNDS, a Massachusetts business trust with its principal place of business at 2303 Yorktown Avenue, Lynchburg, VA 24501 (the “Trust”), with respect to the Yorktown Mid Cap Fund (the “Acquiring Fund”), Advisors Series Trust (“AST”), a Delaware statutory trust with its principal place of business located at 615 East Michigan Street, Milwaukee, WI 53202, with respect to the Poplar Forest Outliers Fund (the “Acquired Fund”), and Yorktown Research and Management Company, Inc., a Virginia corporation with its principal place of business at 2303 Yorktown Avenue, Lynchburg, VA 24501 (for purposes of Sections 9.1, 9.2 and 11.2 of the Agreement only).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended. The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest, without par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares therein and in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund is a separate series of the Trust, an open-end, registered investment company of the management type under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Acquired Fund is a separate series of AST, an open-end, registered investment company of the management type under the 1940 Act and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) (“Independent Trustees”) have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of AST, including a majority of the Independent Trustees, have determined that the transactions contemplated herein will be in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF ALL OF THE ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to pay the Acquired Fund’s costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder).

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof. The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions and the Acquired Fund will dispose of any such securities prior to the Closing Date. The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. If it is determined that the Acquired Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund, such disposition would violate the Acquired Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Acquired Fund’s liabilities and obligations.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”),

(a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record, determined as of the close of business on the Valuation Date, hereinafter referred to (the “Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the

Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Proxy Statement/Prospectus which will be distributed to shareholders of the Acquired Fund as described in paragraph 4.1(o).

1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the business day preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in AST’s Agreement and Declaration of Trust (“Declaration of Trust”) and the Acquired Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets shall be determined by multiplying the outstanding shares of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Shares of the Acquiring Fund will be issued for shares of the Acquired Fund.

2.4 DETERMINATION OF VALUE. All computations of value of the Acquiring Fund shall be made by Ultimus Fund Solutions, LLC, the administrator of the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. All computations of value of the Acquired Fund shall be made by U.S. Bancorp Fund Services, LLC, the administrator of the Acquired Fund, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund. The Acquiring Fund and Acquired Fund agree to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about                     , 2018 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9AM a.m. Eastern Time at the offices of Ultimus Asset Services, LLC, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of AST a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a separate investment series of AST, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b) AST is registered as an investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any material provision of AST’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Acquired Fund at September 30, 2017 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h) Since December __, 2017 there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted in writing by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

——

——

(i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” and has distributed in each such year all net investment income and realized capital gains.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

(l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to the Acquiring Fund and accepted in writing by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and, subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto, to the best of the Acquired Fund’s knowledge.

(o) The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a Proxy Statement/Prospectus, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. The Proxy Statement/Prospectus (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of Massachusetts.

(b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e) The audited financial statements of the Acquiring Fund at January 31, 2018 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(f) Since December __, 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted in writing by the Acquired Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g) For each fiscal year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” and has distributed in each such year all net investment income and realized capital gains.

(h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l) The Proxy Statement/Prospectus (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and that the Acquired Fund will declare and pay dividends as contemplated by Section 8.4.

5.2 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4 SHAREHOLDER MEETING. AST will call a meeting of the shareholders of the Acquired Fund to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the President or Vice President of the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the President or Vice President of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF

THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of AST’s Agreement and Declaration of Trust and By-laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquiring Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, while the matter is not entirely free from doubt, for federal income tax purposes:

(a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund;

(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares in liquidation of the Acquired Fund;

(e) The aggregate tax basis for the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

(f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g) The Acquiring Fund will succeed to and take into account all items of the Acquired Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and the Treasury regulations thereunder.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Yorktown Research & Management Company, Inc., the investment adviser to the Acquiring Fund, and/or Poplar Forest Capital, LLC, investment adviser to the Acquired Fund and Sub-investment adviser to the Acquiring Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Proxy Statement/Prospectus covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing; (e) accounting fees; (f) legal fees; and (g) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquired Fund shall pay its own federal and state registration fees.

9.2 Yorktown Research & Management Company, Inc., the Acquiring Fund and the Acquired Fund represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the purchase and sale of portfolio securities in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein as to the subject matter of this Agreement and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of notice thereof; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met in all material respects.

11.2 In the event of any such termination, in the absence of gross negligence or willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust or its Trustees or officers, AST or its Trustees or officers, to the other party, and Yorktown shall bear the expenses incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Acquired Fund pursuant to paragraph 5.4 of this Agreement, no such amendment may have the effect of changing the provision for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Acquired Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law’s provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to the Trust and/or AST, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts and Delaware, respectively, which are hereby referred to and are also on file at the principal offices of the Trust or AST, as applicable. The obligations of the Trust and/or AST entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust and/or AST, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust and/or AST personally, but bind only the trust property, and all persons dealing with the Acquiring Fund and the Acquired Fund must look solely to the trust property belonging to the Acquiring Fund and the Acquired Fund for the enforcement of any claims against the Acquiring Fund and the

Acquired Fund, respectively. The parties to this Agreement acknowledge and agree that all acknowledgements, agreements, representations and warranties made by the Funds in this Agreement are made by the Trust and/or AST, as applicable, on behalf of the Acquiring Fund and the Acquired Fund.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

American Pension Investors Trust, on behalf of the Acquiring Fund	Advisors Series Trust, on behalf of the Acquired Fund

BY:	BY:
Name: David D. Basten Title: President, The API Efficient Frontier Value Fund	Name: Douglas G. Hess Title: President

Yorktown Management & Research Company, Inc.

BY:
Name: David M. Basten Title: Managing Director

(As to Sections 9.1, 9.2 and 11.2 only)

APPENDIX B:

PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

Principal Investment Strategies of the Outliers Fund

The Outliers Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”). The Fund emphasizes investments in medium-sized companies (“mid-caps”) that may offer shareholders greater growth prospects than larger businesses without the heightened operational risks of small companies. The Adviser defines “mid-caps” as those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.3 billion to approximately $29.4 billion as of May 12, 2017, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase.

The Outliers Fund will generally invest in 25 to 35 companies with (i) at least 50% invested in companies with market values below $25 billion, (ii) at least 50% invested in companies returning capital to shareholders through dividends or stock repurchases, and (iii) no more than 20% invested in companies with market values below $1 billion.

The Outliers Fund is managed using a long-term approach to security selection. Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods.

The Adviser evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to a company’s:

1.	expected future profits;

2.	expected sustainable revenue and/or asset growth;

3.	expected cash investment needed to support expected growth;

4.	normalized free cash flow after considering Items 1 through 3 above; and

5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The Outliers Fund may also invest up to 25% of its net assets in government and corporate debt securities of any maturity. Within this 25%, no more than 10% of the Fund’s net assets will be invested in investment grade corporate debt and no more than 5% of the Fund’s net assets will be invested in non- investment grade (i.e., “junk” bonds) corporate debt. The Fund may invest up to 20% of its net assets in foreign securities and emerging markets and up to 20% of its net assets in convertible securities. The Fund may also invest in options.

Principal Investment Strategies of the Mid Cap Fund

The Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”). The Fund generally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium-sized companies (“mid-caps”) that may offer shareholders greater growth prospects than larger businesses without the heightened operational risks of small companies.    The Adviser defines “mid-caps” as those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.3 billion to approximately $29.4 billion as of May 12, 2017, the date of the last reconstitution of the Russell Midcap® Index), at the time of purchase.

The Fund may invest up to 20% of its net assets in U.S. listed securities of foreign domiciled mid-cap companies.

The Fund may invest up to 50% of its net assets in cash, cash-equivalents and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The Fund will generally invest in 25 to 35 companies. The Fund is managed using a long-term approach to security selection. Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods. The Fund’s Investment Manager evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to a company’s:

•	expected future profits;

•	expected sustainable revenue and/or asset growth;

•	expected cash investment needed to support expected growth;

•	normalized free cash flow after considering Items 1 through 3 above; and

•	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The decision to sell securities is driven by the Investment Manager’s evaluation of prospective total returns relative to the perceived risk of the security in question. A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile. The Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

The Fund may be appropriate for investors who:

1.	are pursuing long-term growth of capital;

2.	want to add an investment with appreciation potential to diversify their investment portfolio; and can accept the greater risks of investing in a portfolio with significant common stock holdings.

APPENDIX C:

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Principal Investment Risks of the Outliers Fund

Losing a portion of your investment is a risk of investing in the Outliers Fund. The following additional risks could affect the value of your investment:

•	General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•	Management Risk – If the Adviser’s investment strategies do not produce the expected results, the value of the Outliers Fund could decrease.

•	Equity Securities Risk – The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•	Value-Style Investing Risk – Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•	Debt Securities Risk – The following risks are associated with the Fund’s investment in debt securities.

•	Prepayment and Extension Risk. The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

•	Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

•	Credit Risk. The risk of loss on an investment due to the deterioration of an issuer’s financial strength. Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

•	High-Yield Securities Risk. Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•	Medium-Sized Companies Risk – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

•	Foreign and Emerging Market Securities Risk – Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•	Convertible Securities Risk – Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

•	Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

The Outliers Fund may be appropriate for investors who:

•	are pursuing long-term growth of capital;

•	want to add an investment with appreciation potential to diversify their investment portfolio; and

•	can accept the greater risks of investing in a portfolio with significant common stock holdings.

Principal Investment Risks of the Mid Cap Fund

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Investment Manager believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Mid-Sized Company Risk. The securities of mid cap companies may be more volatile and less liquid than the securities of large cap companies. In addition, mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price.

Style Risk. Different investment styles (e.g., value vs. growth, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Foreign Securities Risk. The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

Management Risk. The investment strategies, practices and risk analysis used by the Sub-Adviser may not produce the desired results.

APPENDIX D:

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Fundamental Investment Restrictions of the Outliers Fund

1.	With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

2.	Borrow money, except as permitted under the 1940 Act.

3.	Issue senior securities, except as permitted under the 1940 Act.

4.	Engage in the business of underwriting securities, except to the extent that the Funds may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

5.	Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

6.	Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Funds reserve freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities.

7.	Purchase or sell physical commodities or contracts relating to physical commodities.

8.	Make loans to others, except as permitted under the 1940 Act.

Fundamental Investment Restrictions of the Mid Cap Fund

1.	engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.	issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.	purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

4.	purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.; or

5.	make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing non publicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretation of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

6.	invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

7.	act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

8.	with respect to 75% of the Fund’s total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies), if, as a result, (i) more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer;

For purposes of Item 6, above, relating to industry concentration, the Funds do not treat investments in securities of other investment companies as subject to the industry concentration restrictions.

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets and Liabilities of

Poplar Forest Outliers Fund

A Separate Series of Advisors Series Trust

By and in Exchange for Shares of

Yorktown Mid Cap Fund

A Separate Series of American Pension Investors Trust

March     , 2018

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of The Poplar Forest Outliers Fund (the “Acquired Fund”) a separate series of the Advisors Series Trust, with and into The Yorktown Mid Cap Fund (the “Acquiring Fund”), a separate series of American Pension Investors Trust (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the

Prospectus/Proxy Statement dated March __, 2018 (the “Prospectus/Proxy Statement”) of the Acquiring Fund which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the known liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by contacting the Trust at 2303 Yorktown Avenue, Lynchburg, VA 24501 or by calling 800-544-6060.

Page
Additional Information About the Acquiring Fund	50
Financial Statements	50
A. Incorporation by Reference	50
B. Unaudited Pro Forma Combined Financial Statements	50

I.	Additional Information about the Acquiring Fund

This SAI is accompanied by the information concerning the Acquiring Fund and the Acquired Fund in the Statement of Additional Information for the Acquiring Fund dated May 31, 2017, which was filed electronically with the SEC (Accession No. 0001193125-17-189306) and is incorporated by reference herein.

II.	Financial Statements

A.	Incorporation by Reference

This SAI is accompanied by the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

1.	Audited financial statements, including any notes thereto, and the Independent Registered Public Accounting Firm’s report thereon, relating to the Acquired Fund, which are included in the Advisor Series Trust’s Annual Report for the year ended September 30, 2017, as filed with the SEC on December 11, 2017 on Form N-CSR.

2.	Un-audited financial statements, including any notes thereto, and the relating to the Acquiring Fund, which are included in the American Pension Investors Trust’s Semi-Annual Report for the six month period ended July 31, 2017, as filed with the SEC on October 4, 2017 on Form N-CSR.

B.	Unaudited Pro Forma Combined Financial Statements

Unaudited pro forma combined financial statements for the Acquiring Fund relating to the Reorganization, dated January 31, 2018, assuming the Reorganization had been consummated on February 1, 2017, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Fund contained within the Annual Report referred to in the preceding section.

Poplar Forest Outliers Fund / Yorktown Mid Cap Fund

Pro Forma Combined Schedule of Investments

January 31, 2018 (Unaudited)

Mid Cap Fund	Outliers Fund	Pro Forma Combined Mid Cap Fund		Mid Cap Fund	Outliers Fund	Pro Forma Combined Mid Cap Fund
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			COMMON STOCKS

			Consumer Discretionary
—	850	850	Advance Auto Parts	—	84,320	$84,320
20,000	2,200	22,200	Coach, Inc.	942,800	88,616	$1,031,416
36,000	4,500	40,500	Mattel, Inc.	720,720	69,660	$790,380
44,000	13,850	57,850	Party City Holdco, Inc.*	613,800	187,667	$801,467
7,300	875	8,175	Ralph Lauren Corp	552,245	77,254	$629,499
14,300	1,785	16,085	Signet Jewelers Ltd.	874,588	118,792	$993,380
—	2,103	2,103	Strayer Education, Inc.	—	183,529	$183,529

				3,704,153	809,838	$4,513,991

			Consumer Staples

80,000	—	80,000	Avon Products, Inc.*	291,200	—	$291,200

			Energy
29,000	8,600	37,600	Antero Resources Corp	597,980	171,140	$769,120
—	1,910	1,910	Baker Hughes, Inc.	—	69,944	$69,944
—	4,499	4,499	Devon Energy Corp	—	165,158	$165,158
11,500	3,150	14,650	EQT Corp	732,550	205,506	$938,056
15,500	—	15,500	Plains GP Holdings LP, Class A	423,770	—	$423,770
201,500	53,300	254,800	Weatherford International PLC*	898,690	244,114	$1,142,804

				2,652,990	855,862	$3,508,852

			Financials
41,600	10,800	52,400	Ally Financial, Inc.	941,824	262,008	$1,203,832
4,600	—	4,600	Ameriprise Financial, Inc.	666,448	—	$666,448
11,000	—	11,000	E*TRADE Financial Corp*	451,000	—	$451,000
12,000	—	12,000	Lincoln National Corp	876,720	—	$876,720
1,000	867	1,867	SVB Financial Group*	178,440	162,207	$340,647
16,000	1,550	17,550	Voya Financial, Inc.	627,840	61,830	$689,670

				3,742,272	486,045	$4,228,317

			Health Care
	1,981	1,981	Abbott Laboratories		105,706	$105,706
	630	630	Aetna, Inc.		100,176	$100,176
9,800	3,457	13,257	Amerisource Bergen Corp	919,436	286,067	$1,205,503
	410	410	Humana, Inc.	—	99,888	$99,888
11,400	3,250	14,650	Perrigo Co. PLC	854,088	275,113	$1,129,201
6,500	2,327	8,827	Zimmer Biomet Holdings, Inc.	788,580	272,468	$1,061,048

				2,562,104	1,139,418	$3,701,522

			Industrials
26,000	6,780	32,780	AECOM*	829,400	249,572	$1,078,972
9,800	—	9,800	Johnson Controls International PLC	381,710	—	$381,710
4,500	—	4,500	Kansas City Southern	464,355	—	$464,355
5,100	550	5,650	MSC Industrial Direct Co, Inc., Class A	363,171	41,564	$404,735
25,000	8,929	33,929	NN, Inc.	692,500	258,941	$951,441
—	3,950	3,950	SPX Flow, Inc.*	0	152,312	$152,312

				2,731,136	702,389	$3,433,525

			Information Technology
17,500	1,700	19,200	Commscope Holding Co., Inc.*	643,650	56,457	$700,107
12,500	3,800	16,300	CSRA, Inc.	407,625	122,626	$530,251
48,000	6,400	54,400	Hewlett Packard Enterprise Co.	840,480	94,144	$934,624
9,900	5,800	15,700	Keysight Technologies, Inc.*	411,741	241,628	$653,369
4,500	2,950	7,450	Motorola Solutions, Inc.	408,060	250,366	$658,426

				2,711,556	765,221	$3,476,777

			Insurance
—	2,765	2,765	Lincoln National Corp	—	203,172	$203,172
—	3,000	3,000	Progressive Corp	—	145,260	$145,260

				—	348,432	$348,432

			Materials
33,500	4,654	38,154	Freeport-McMoRan Inc.*	489,770	65,342	$555,112
10,600	3,329	13,929	Reliance Steel & Aluminum Company	767,016	253,570	$1,020,586

				1,256,786	318,912	$1,575,698

The Yorktown Mid Cap Fund / The Poplar Forest Outliers Fund

Pro Forma Combined Income Statement

For the Year Ended January 31, 2018 (Unaudited)

	Mid Cap Fund	Outliers Fund	Adjustments			Pro Forma Combined
Investment Income
Dividends from unaffiliated issuers	$139,288	$98,333				$237,621
Dividends from affiliated issuers						—
Interest	—	2,579				2,579

Total income	139,288	100,912				$240,200

Expenses
Investment advisory fees	108,994	54,857	—	(a	)	163,851
Administration and fund accounting fees	20,630	61,008	—	(a	)(b)	81,638
Transfer agent fees	19,461	21,545	—	(a	)(b)	41,006
12b-1 fees- Class L Shares	1,621
12b-1 fees- Class A Shares	60	145
Custodial fees	4,145	5,160				9,305
Professional fees	8,026	—	—	(a	)(b)	8,026
Registration fees	18,836	7,114	—	(b	)	25,950
Printing and mailing expense	—	526
Audit fees	—	19,897
Trustee fees	469	10,877				11,346
Insurance	559	1,727				2,286
Chief Compliance Officer fee	—	9,000
Legal fees	—	6,547
Shareholder reports	3,170	—				3,170
Offering costs	12,259
Miscellaneous	3,719	2,562				6,281

						—
Total operating expenses	201,949	200,965	—			402,914

Less: Advisory fees waived and expenses reimbursed by Adviser	(76,879)	(140,477)				(217,356)

Less: fees waived by transfer agent	(4,923)					(4,923)

Net expenses	120,147	60,488				180,635

Net investment income (loss)	19,141	40,424	—			59,565

Realized and unrealized gain (loss) on investments
Net realized gain (loss) from security transactions in unaffiliated issuers	$783,069	(83,001)				700,068

Net realized gain (loss) from security transactions in affiliated issuers
Change in unrealized appreciation on investments in unaffiliated issuers	($1,011,950)	426,808				(585,142)

Net realized and unrealized gain (loss) on investments	($228,881)	203,464				(25,417)

Net increase (decrease) in net assets resulting from operations	(209,740)	243,888	$—			34,148

(a)	Based on contract in effect for the surviving fund.
(b)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

See accompanying notes to financial statements.

Notes to Combining Pro Forma Financial Statements of the Poplar Forest

Outliers Fund and the Yorktown Mid Cap Fund

January 31, 2018 (Unaudited)

1. Description of the Funds

The Poplar Forest Outliers Fund (“Outliers Fund”) is a diversified series of Advisors Series Trust (the “AST Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Outliers Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Outliers Fund is to seek long-term growth of capital. The Outliers Fund offers Institutional Class shares only.

The Outlier Fund commenced operations on December 31, 2014.

The Yorktown Mid Cap Fund (“Mid Cap Fund”) is a diversified series of American Pension Investors Trust d/b/a Yorktown Funds (“API Trust”), organized as a Massachusetts business trust and registered under the 1940 Act as an open-end management investment company.

The investment objective of the Mid Cap Fund is to seek long term capital appreciation.

2. Basis of Combination

The Mid Cap Fund is a diversified series of API Trust, organized as a Massachusetts business trust and registered under the 1940 Act as an open-end management investment company. The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Outliers Fund by the Mid Cap Fund as if such acquisition had taken place as of February 1, 2017. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2017 for the Mid Cap Fund and September 30, 2017 for the Outliers Fund.

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect anticipated contractual changes.

Under the terms of the Agreement and Plan of Reorganization (the “Agreement”), the combination of the Outliers Fund and the Mid Cap Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization involves the transfer of substantially all of the assets and liabilities of the Outliers Fund to the Mid Cap Fund in exchange for shares of the Mid Cap Fund, and the pro-rata distribution of such shares of the Mid Cap Fund to the shareholders of the Outliers Fund, as provided by the Agreement. The Mid Cap Fund was determined to be the accounting and performance survivor in the reorganization primarily because the fund composition of the combined fund is expected to be more like the Mid Cap Fund’s current fund composition as a result of the application of the Mid Cap Fund’s investment process after the reorganization. Consequently, the Mid Cap Fund’s performance track record will more accurately reflect the results of the investment process that the combined fund will utilize after the reorganization. The investment objectives, policies and restrictions, the no-load structure, the expense ratio and the investment advisory fee of the combined fund will be those of the API Capital Income Fund.

Notes to Combining Pro Forma Financial Statements of Mid Cap Fund and

The Outliers Fund (Continued)

January 31, 2018 (Unaudited)

Yorktown Management & Research Company, Inc. (the “Adviser”) is the investment adviser to the Mid Cap Fund. Poplar Forest Capital, LLC is the sub-adviser to the Mid Cap Fund and the investment adviser to the Outliers Fund. The Outliers Fund’s portfolio managers, Dale Harvey and Steve Burlingame, will continue to advise the surviving fund. Following the acquisition, the Mid Cap Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities held in the Outliers Fund will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Outliers Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Mid Cap Fund included in its semi-annual report dated July 31, 2017, and the financial statements of the Outliers Fund included in its annual report dated September 30, 2017.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Outliers Fund by the Mid Cap Fund had taken place as of February 1, 2017.

3.	Securities Valuation

Each Fund’s portfolio securities are each valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a price or the Adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Notes to Combining Pro Forma Financial Statements of Mid Cap Fund and

The Outliers Fund (Continued)

January 31, 2018 (Unaudited)

Accounting principles generally accepted in the United States of America (“GAAP”) establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Mid Cap Fund’s pro-forma combined investments as of January 31, 2018 by security type:

Investments in Securities	Level 1- Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks	$49,836,769	$140,016	$—	$49,976,785
Corporate Bonds and Notes		282,763	—	282,763
Investment Companies	6,205,435		—	6,205,435
Preferred Stocks	73,000		—	73,000
Total	$56,115,204	$422,779	$—	$56,537,983

See the Pro Forma Combined Schedule of Investments for a listing of the securities valued using Level 1. As of January 31, 2018, the Mid Cap Fund did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Mid Cap Fund as of January 31, 2018. It is the Mid Cap Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Mid Cap Fund that would have been issued at January 31, 2018, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Outliers Fund, as of January 31, 2018, divided by the net asset value per share of the Mid Cap Fund as of January 31, 2018. The pro forma number of shares outstanding for the combined fund consists of the following at January 31, 2018:

Notes to Combining Pro Forma Financial Statements of Mid Cap Fund and

The Outliers Fund (Continued)

January 31, 2018 (Unaudited)

Shares of Mid Cap Fund
	Additional Shares	Total Outstanding Shares
Pre-Combination	Assumed Issued	Post-Combination
January 31, 2018	in Reorganization	January 31, 2018

5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Mid Cap Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

6. Merger Costs

The Adviser and/or sub-adviser of the Funds will cover any expenses incurred in connection with the reorganization.

The Outliers Fund will bear the cost of any brokerage fees and expenses incurred as a result of the sale of the Fund’s securities; however, we do not believe any such costs and expenses will be incurred in selling securities.

7. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

AMERICAN PENSION INVESTORS TRUST

FORM N-14

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 5.1 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust as such shall be subject to any personal liability whatsoever to any person in connection with Trust Property or the affairs of the Trust, save only that to which they would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties with respect to such person; and all persons shall look solely to the Trust Property for satisfaction of claims of any nature arising directly or indirectly in connection with the affairs of the Trust. Section 5.1 also provides that if any Trustee, officer, employee or agent, as such, of the Trust is made party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability.

Section 5.2 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust), except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph (a) of Article VI of the By-Laws indemnifies Trustees or officers of the Trust against losses sustained in a legal action by virtue of such person’s position with the Trust. Such person must have been acting in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the Trust, and in the case of a criminal proceeding, not unlawful.

The provisions of paragraph (a) do not cover losses sustained in actions brought by or on behalf of the Trust. The provisions of paragraph (b) are similar to those of paragraph (a) but cover losses sustained in actions brought by or in the right of the Trust itself. The required standard of conduct is the same, except that no indemnification may be made if the indemnitee is adjudged liable of negligence or misconduct unless a court determines the indemnitee is entitled to indemnification.

Paragraph (c) of Article VI allows a Trustee or officer to be indemnified against expenses actually and reasonably incurred without a determination as to the standard of conduct required in paragraphs (a) and (b) if the indemnitee is successful on the merits of an action. Paragraph (d) provides that if such a determination is necessary, it must be made either by a majority vote of Trustees who were disinterested and not parties to the action or by independent legal counsel.

Paragraph (e) of Article VI provides that expenses in defending an action may be paid in advance if the prospective indemnitee undertakes to repay the expenses if he or she is not found to be entitled to indemnification. A majority of disinterested, non-party Trustees or independent legal counsel must determine that there is reason to believe that the prospective indemnitee ultimately will be found entitled to indemnification before such payment may be made.

Paragraph (f) of Article VI provides that agents and employees of the Trust who are not Trustees or officers may be indemnified under the above-mentioned standards at the discretion of the Board.

Paragraph (g) of Article VI provides that indemnification pursuant to that Article is not exclusive of other rights, continues as to a person who has ceased to be a Trustee or officer and inures to heirs, executors and administrators of such a Person.

Paragraph (h) of Article VI provides that “nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.”

Paragraph (i) of Article VI provides that the Trust may purchase insurance for any persons against liability but that “insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.”

Paragraph 9(a) of the Investment Advisory Agreement (the “Agreement”) dated August 29, 2017, provides that except as may be determined by applicable legal standards, Yorktown Management & Research Company, Inc. (the “Adviser”) shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement..

Paragraph 9 of the Distribution Agreement dated June 7, 2004 between Unified Financial Services, Inc. (the “Distributor”) provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a trustee, director, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributor or any agent or employee of the Distributor or any other person for whose acts the Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust. The Distributor likewise agrees to indemnify and hold harmless the Trust and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of the Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares. The term “expenses” for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with the Distributor’s consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, By-Laws, and the above-described contracts in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

1.	Declaration of Trust of American Pension Investors Trust (the “Trust” or the “Registrant”) dated January 23, 1985 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

1 (a)	Amendment dated February 18, 1997 to the Registrant’s Declaration of Trust dated January 23, 1985 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-97-000240 on April 16, 1997.

2.	By-Laws of the Registrant are incorporated herein by reference to Exhibit (2)(a) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

2 (a)	Amendment dated September 16, 1988 to the Registrant’s By-Laws is incorporated herein by reference to Exhibit (2)(b) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

3.	Voting Trust Agreement- Not Applicable

4.	Agreement and Plan of Reorganization- Contained in Exhibit A to the Prospectus/Proxy Statement in Part A of this Registration Statement.

5.	Instrument defining the rights of holders of the Registrant’s shares of beneficial interest is incorporated herein by reference to Exhibit (4) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

6.	Investment Advisory Agreement dated August 29, 2017 between the Registrant and Yorktown Management & Research Company, Inc., relating to the Yorktown Mid Cap Fund, is filed herein as Exhibit 6.

6 (a)

Sub-Investment Investment Advisory Agreement dated February , 2017 between Yorktown Management & Research

Company, Inc. and Poplar Forest Capital, LLC, relating to the Yorktown Mid Cap Fund, is filed herein as Exhibit 6 (a).

7.	Distribution Agreement dated June 7, 2004 between the Registrant and Unified Financial Securities, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

7 (a)	Amendment dated March 31, 2016 to Distribution Agreement dated June 7, 2004 between the Registrant and Unified Financial Securities, Inc., relating to the Yorktown Small Cap Fund and the Yorktown Mid Cap Fund, is incorporated herein by reference to Exhibit 99(e)(3) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-16-473239 on February 22, 2016.

8.	Bonus, Profit Sharing, Pension or Similar Contracts- Not Applicable.

9.	Custody Agreement dated June 23, 2006 between the Registrant and UMB Bank, N.A. is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-06-197971 on September 27, 2006.

10	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated March 29, 2017 and Appendix A thereto is filed herein as Exhibit 10.

11.	Opinion and Consent of Counsel, as to the legality of the shares being registered- will be filed by amendment.

12.	Opinion and Consent of Counsel as to tax matters- will be filed by amendment.

13.	Other Material Contracts- Mutual Fund Services Agreement dated June 1, 2004 between the Registrant and Ultimus Asset Services, LLC is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

13 (a)

Other Material Contracts- Accounting and Pricing Services Agreement dated May 28, 2004 between the Registrant and Yorktown Management & Research Company, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

14.	Consent of Independent Registered Public Accounting Firm, Tait, Weller & Baker LLP- will be filed by amendment.

15.	Financial Statements omitted pursuant to Item 14(a)(1)- None

16.	Powers of Attorney for David M. Basten, Mark A. Borel, Stephen B. Cox, G. Edgar Dawson III, and Wayne C. Johnson, are incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-06-197971 on September 27, 2006.

17.	Additional Exhibits- None

Item 17. Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145 (c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant agrees to file a post-effective amendment to its registration statement on Form N-1A which will include a tax opinion as required by Item 16.12.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Lynchburg, Commonwealth of Virginia on the 2nd day of February, 2018.

AMERICAN PENSION INVESTORS TRUST

/s/ David D. Basten
David D. Basten, President

Pursuant to the requirements of the Securities Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David D. Basten David D. Basten	Trustee, Chairman and President (Principal Executive Officer)	February 2, 2018

/s/ David M. Basten David M. Basten	Trustee	February 2, 2018

/s/ Mark A. Borel * Mark A. Borel	Trustee	February 2, 2018

/s/ Stephen B. Cox * Stephen B. Cox	Trustee	February 2, 2018

/s/ G. Edgar Dawson III * G. Edgar Dawson III	Trustee	February 2, 2018

/s/ Wayne C. Johnson * Wayne C. Johnson	Trustee	February 2 2018

/s/ Charles D. Foster Charles D. Foster	Treasurer	February 2, 2018

*By:	/s/ David D. Basten
David D. Basten

Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-06-197971 on September 27, 2006.

EXHIBIT INDEX

Exhibit 6- Form of Investment Advisory Agreement with Yorktown Management & Research Company, Inc.

Exhibit 6 (a) Form of Sub-Investment Advisory Agreement with Poplar Forest Capital, LLC